PRUDENTIAL'S GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                       SUPPLEMENT DATED SEPTEMBER 18, 2001
                                     TO THE
            AICPA GROUP VARIABLE UNIVERSAL LIFE INSURANCE PROSPECTUS
                                DATED MAY 1, 2001


The section titled "How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80 " on page 28 of the prospectus is hereby deleted and replaced with the following:

     o    When you reach age 75, we will reduce the Face Amount to:

          1)   Five times the value of the Certificate Fund, or

          2)   75% of the Face amount prior to age 75, whichever is greater


     o    When you reach age 80, we will reduce the Face Amount to:

          1)   Five times the value of the Certificate Fund, or

          2)   50% of the Face Amount prior to age 75, whichever is greater

     We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and
     (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured under this Group Contract.

     The value of the Certificate Fund used in determining the reduced face amount will be calculated on the last business day prior to the effective date of the reduction.

     But in no event will your ultimate face amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986 or successor law without reducing the Certificate Fund.